UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08544

INVESTMENT MANAGERS SERIES TRUST III

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Report to Stockholders.

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

FPA Global Equity ETF
FPAG
ANNUAL SHAREHOLDER REPORT | September 30, 2025
This annual shareholder report contains important information about the FPA Global Equity ETF (“Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://fpag.fpa.com/. You can also request this information by contacting us at (800) 982-4372.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FPA Global Equity ETF (FPAG)	$45	0.41%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
The FPA Global Equity ETF (“Fund” or “FPAG”) gained 18.31%, net, in the trailing twelve months (“TTM”). The MSCI ACWI Index returned 17.27% for the same period. The Fund captured 106.0% of the MSCI ACWI’s return in the trailing twelve months. The Fund is managed according to FPA’s Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or undervalued but have a favorable outlook for growth in the portfolio manager’s estimation, over 5-10 years. The portfolio managers conduct deep research into the underlying financial condition and prospects of individual companies, and only select those whose securities are offered at a “substantial discount” to the portfolio managers’ estimation of the company’s worth or intrinsic value.
TOP PERFORMANCE CONTRIBUTORS[1]
Despite anxiety about Alphabet's future that has colored investors' views of the company, its stock price has increased approximately 70% since our initial purchases at inception of the Fund in 2021. Recent concerns include competitive threats in search, stemming from competing AI models, as well as antitrust scrutiny in the US and Europe. Additionally, there is an open question about the likely return on the billions spent on moonshot investments, among other issues. Its stock has risen 28% year-to-date and 57% since the end of Q1, when it was one of the Fund's larger performance detractors in the trailing-twelve-month period, mainly due to a judge's Q3 ruling that declined to force a breakup of Chrome and Android. While legal and competitive challenges persist, Alphabet continues to enhance its existing search offering with new AI features that have been well-received and are continually evolving. Meanwhile, YouTube is now the most-watched media outlet on the planet, with more than one trillion hours of video viewed, and arguably remains under monetized. Additionally, the company has been growing its cloud offering and the value of Waymo's leading self-driving technology is evident to those of us at FPA who have experienced its autonomous ride-share service. The Fund therefore continues to maintain a position in Alphabet, although we have sold some shares over time
Citigroup has improved its return on tangible equity (ROTE) compared to industry peers. In addition, regulatory changes in the US have increased the normal level of ROTE for US-based banks. The combination of a low starting valuation, demonstrated operating improvement, and an improved regulatory environment have resulted in strong share-price performance over the past twelve months.
JDE Peet’s is a pure-play coffee and tea company, with a presence in over 100 markets and a portfolio of 50+ brands. Following a period of material underperformance, JDE Peet’s changed management and agreed to be acquired by Keurig Dr. Pepper. The combination of improved management and agreement to sell the business led to strong performance over the past twelve months.
TOP PERFORMANCE DETRACTORS[1]
International Flavors & Fragrances (IFF) is a leading producer of ingredients for food, beverage, personal care, health, and household products industries. Its products are ubiquitous across many household staples, including the enzyme used in half of cold-water laundry detergents, another enzyme used in one-fifth of the global beer market, and one-third of yogurts use an IFF culture. IFF has faced challenges: its prior management was unfortunately reckless in capital allocation, making poor acquisitions and failing to manage its diverse global enterprise effectively. This transformed a high-margin, unlevered company into one with a lower margin and greater leverage. However, a new CEO has renewed the company's focus on being best-in-class operationally, with a smaller suite of products. IFF has sold some non-core assets, which has slightly decreased the firm's leverage and improved margins.
CarMax, the largest retailer of used cars in the US, has been a disappointment. We entered 2025 with hopes that an improved omnichannel offering in an improving used vehicle market would drive increased sales volumes, market share, and profit growth. Instead, we’ve watched management make a series of missteps. The company withdrew its 2030 unit sales targets at the beginning of the year, citing tariff-related uncertainty expected to have little impact five years from now—not particularly confidence-boosting, especially when their competitors retained their stated medium-term goals. Management mistakenly expected their strong fiscal first quarter to continue. They overbought inventory at elevated prices, which they were then forced to work through in the second quarter, causing them to lose market share. Investors have punished the company for its mistakes, and shares have declined by 47% year to date. Despite our disappointment in management's execution, the company's share price appears inexpensive to us. CarMax trades for roughly 12x forward consensus earnings and 1.1x tangible book value. The company also increased its share repurchase program, though we wish they would have held off on repurchases until the market was aware of the current disappointing news. We still believe that CarMax has built a differentiated used vehicle retail business, but operational execution needs significant improvement.
[1]  Company overviews reflects information about names in the top five performance contributors and detractors for the TTM. The company data and statistics referenced in this section are sourced from company press releases, investor presentations and financial disclosures unless otherwise noted
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund, or for the life of the Fund, if shorter. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception[1]
FPA Global Equity ETF (FPAG) - NAV	18.31%	11.56%
MSCI AC World Index (Net)	17.27%	9.59%
1	FPA Global Equity ETF commenced operations on December 16, 2021.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://fpag.fpa.com/ for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$241,487,772
Total number of portfolio holdings	54
Total advisory fees paid (net)	$491,787
Portfolio turnover rate as of the end of the reporting period	14%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Sector Allocation exclude short-term holdings, if any. The Top Ten Holdings table may not reflect the total exposure to an issuer.  The Sector Allocation chart represents Common Stocks of the Fund.
Top Ten Holdings
Meta Platforms, Inc. - Class A	5.2%
Analog Devices, Inc.	4.9%
TE Connectivity PLC	4.7%
Citigroup, Inc.	4.5%
Comcast Corp. - Class A	3.8%
Alphabet, Inc. - Class C	3.8%
JDE Peet's N.V.	3.7%
Heineken Holding N.V.	3.6%
Alphabet, Inc. - Class A	3.6%
Safran S.A.	3.4%
Asset Allocation
Sector Allocation
Material Fund Changes
On December 1, 2024, the Adviser has voluntarily agreed to waive all of its fees, and pay all of the operating expenses until January 31, 2025. Prior to December 1, 2024, the Adviser had contractually agreed to limit the annual operating expenses to 0.49%.
Effective February 1, 2025, the Adviser has contractually agreed to limit the annual operating expenses to 0.49% until April 28, 2026.
This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's prospectus, which is dated January 31, 2025 at https://fpag.fpa.com.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://fpag.fpa.com/. You can also request this information by contacting us at (800) 982-4372.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communications to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (800) 982-4372 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
FPA Global Equity ETF

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-982-4372.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John Zader and Sandra Brown, who are members of the Registrant’s Audit Committee and Board of Trustees, are “audit committee financial experts” and are “independent” as those terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FPA Global Equity ETF	FYE 9/30/2025	FYE 9/30/2024
(a)	Audit Fees	$14,500	$13,500
(b)	Audit-Related Fees	N/A	N/A
(c)	Tax Fees	$2,500	$2,500
(d)	All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FPA Global Equity ETF	FYE 9/30/2025	FYE 9/30/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

	FPA Global Equity ETF	FYE 9/30/2025	FYE 9/30/2024
(g)	Registrant Non-Audit Related Fees	N/A	N/A
(h)	Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

FPA Global Equity ETF

(FPAG)

ANNUAL FINANCIALS AND OTHER INFORMATION

SEPTEMBER 30, 2025

FPA Global Equity ETF

A series of Investment Managers Series Trust III

Table of Contents

Please note the Financials and Other Information only contains Items 7-11 required in Form N-CSR. All other required items will be filed with the SEC.

This report and the financial statements contained herein are provided for the general information of the shareholders of the FPA Global Equity ETF (the “ETF”). This report is not authorized for distribution to prospective investors in the ETF unless preceded or accompanied by an effective shareholder report and prospectus.

https://fpa.com

FPA Global Equity ETF

SCHEDULE OF INVESTMENTS

As of September 30, 2025

Number of Shares		Value
	COMMON STOCKS — 97.1%
	AEROSPACE & DEFENSE — 4.2%
9,821	Howmet Aerospace, Inc.	$1,927,175
23,152	Safran S.A.	8,157,200
		10,084,375
	APPAREL & TEXTILE PRODUCTS — 1.7%
22,206	Cie Financiere Richemont S.A.	4,228,917
	BANKING — 5.7%
106,086	Citigroup, Inc.	10,767,729
34,540	Wells Fargo & Co.	2,895,143
		13,662,872
	BEVERAGES — 8.7%
128,590	Heineken Holding N.V.	8,809,163
246,694	JDE Peet's N.V.	9,036,490
33,555	Pernod Ricard S.A.	3,291,079
		21,136,732
	BIOTECH & PHARMA — 1.0%
19,300	Merck KGaA	2,480,046
	CABLE & SATELLITE — 5.7%
16,492	Charter Communications, Inc. - Class A*	4,537,032
297,137	Comcast Corp. - Class A	9,336,044
		13,873,076
	CHEMICALS — 3.5%
17,776	Croda International PLC	646,444
123,390	International Flavors & Fragrances, Inc.	7,593,420
40,600	Nippon Paint Holdings Co., Ltd.	277,283
		8,517,147
	COMMERCIAL SUPPORT SERVICES — 2.1%
68,629	Eurofins Scientific S.E.	4,977,854
	CONSTRUCTION MATERIALS — 3.6%
103,002	Amrize Ltd.*	4,967,335
42,794	Holcim AG	3,620,059
		8,587,394
	E-COMMERCE DISCRETIONARY — 3.2%
35,430	Amazon.com, Inc.*	7,779,365
	ELECTRIC UTILITIES — 0.2%
30,204	PG&E Corp.	455,476
	ELECTRICAL EQUIPMENT — 4.7%
51,543	TE Connectivity PLC	11,315,235
	ENGINEERING & CONSTRUCTION — 1.6%
29,009	Samsung C&T Corp.	3,816,729

FPA Global Equity ETF

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENTERTAINMENT CONTENT — 0.7%
78,987	Nexon Co., Ltd.	$1,734,258
	HEALTH CARE FACILITIES & SVCS — 1.8%
24,754	ICON PLC*	4,331,950
	HOME CONSTRUCTION — 1.7%
75,805	Fortune Brands Innovations, Inc.	4,047,229
	HOUSEHOLD PRODUCTS — 0.3%
36,800	Shiseido Co., Ltd.	628,824
	INSURANCE — 2.8%
18,852	Aon PLC - Class A	6,722,246
	INTERNET MEDIA & SERVICES — 17.0%
35,953	Alphabet, Inc. - Class A	8,740,174
37,326	Alphabet, Inc. - Class C	9,090,747
23,114	Delivery Hero S.E.*	662,414
17,117	Meta Platforms, Inc. - Class A	12,570,383
107,398	Prosus N.V.	7,557,872
25,204	Uber Technologies, Inc.*	2,469,236
		41,090,826
	LEISURE FACILITIES & SERVICES — 2.8%
11,417	Marriott International, Inc. - Class A	2,973,444
26,230	Vail Resorts, Inc.	3,923,221
		6,896,665
	MACHINERY — 0.5%
33,300	Hoshizaki Corp.	1,251,072
	MEDICAL EQUIPMENT & DEVICES — 4.7%
104,724	Avantor, Inc.*	1,306,956
23,890	Becton, Dickinson and Co.	4,471,491
10,153	Bio-Rad Laboratories, Inc. - Class A*	2,846,800
5,618	Thermo Fisher Scientific, Inc.	2,724,842
		11,350,089
	METALS & MINING — 2.9%
1,119,757	Glencore PLC	5,144,363
205,108	Grupo Mexico S.A.B. de C.V.	1,784,804
		6,929,167
	OIL & GAS PRODUCERS — 1.2%
105,482	Kinder Morgan, Inc.	2,986,195
	OIL & GAS SERVICES & EQUIP — 1.2%
211,030	NOV, Inc.	2,796,147
	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
90,933	Swire Pacific Ltd. - Class A	770,633

FPA Global Equity ETF

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2025

Number of Shares		Value
	COMMON STOCKS (Continued)
	RETAIL - DISCRETIONARY — 3.4%
63,761	CarMax, Inc.*	$2,860,956
23,897	Ferguson Enterprises, Inc.	5,366,788
		8,227,744
	SEMICONDUCTORS — 7.1%
47,939	Analog Devices, Inc.	11,778,612
2,838	Broadcom, Inc.	936,285
18,995	NXP Semiconductors N.V.	4,325,731
		17,040,628
	TECHNOLOGY HARDWARE — 0.6%
17,082	Nintendo Co., Ltd.	1,479,089
	TECHNOLOGY SERVICES — 1.3%
61,058	LG Corp.	3,133,300
	TRANSPORTATION EQUIPMENT — 0.9%
11,144	Westinghouse Air Brake Technologies Corp.	2,234,038
	TOTAL COMMON STOCKS
	(Cost $199,258,952)	234,565,318
	EXCHANGE-TRADED FUNDS — 2.6%
36,572	iShares 0-3 Month Treasury Bond ETF	3,682,800
17,965	Vanguard Total World Stock ETF	2,475,577
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $5,450,129)	6,158,377

	TOTAL INVESTMENTS — 99.7%
	(Cost $204,709,081)	240,723,695
	Other Assets in Excess of Liabilities — 0.3%	764,077
	TOTAL NET ASSETS — 100.0%	$241,487,772

ETF – Exchange-Traded Fund

PLC – Public Limited Company

*	Non-income producing security.

See accompanying Notes to Financial Statements.

FPA Global Equity ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2025

Assets:
Investments, at value (cost $204,709,081)	$240,723,695
Foreign currency, at value (cost $106)	106
Cash	845,659
Receivables:
Investment securities sold	368,327
Dividends and interest	109,677
Reclaims receivable	44,312
Prepaid expenses	9,429
Other assets	1,097
Total assets	242,102,302

Liabilities:
Payables:
Investment securities purchased	454,995
Advisory fees	63,533
Fund services fees	45,365
Auditing fees	16,000
Trustees' deferred compensation (Note 3)	4,120
Legal fees	3,727
Shareholder reporting fees	2,625
Chief Compliance Officer fees	1,158
Trustees' fees and expenses	279
Accrued other expenses	22,728
Total liabilities	614,530
Commitments and contingencies (Note 3)
Net Assets	$241,487,772

Components of Net Assets:
Capital Stock (no par value with an unlimited number of shares authorized)	$205,606,272
Total distributable earnings (accumulated deficit)	35,881,500
Net Assets	$241,487,772
Number of shares issued and outstanding	6,750,000
Net asset value per share	$35.78

See accompanying Notes to Financial Statements.

FPA Global Equity ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2025

Investment income:
Dividends (net of foreign withholding taxes of $188,741)	$3,523,477
Interest	59,502
Total investment income	3,582,979

Expenses:
Advisory fees	1,353,563
Fund services fees	168,122
Miscellaneous	41,565
Trustees' fees and expenses	25,896
Legal fees	23,068
Shareholder reporting fees	22,351
Auditing fees	20,909
Insurance fees	4,653
Chief Compliance Officer fees	1,961
Interest expense	34
Total expenses	1,662,122
Advisory fees waived	(613,085)
Fees voluntarily waived	(248,691)
Net expenses	800,346
Net investment income (loss)	2,782,633

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	139,524
In-kind redemptions	17,220,469
Foreign currency transactions	12,484
Total realized gain (loss)	17,372,477
Net change in unrealized appreciation (depreciation) on:
Investments	15,043,910
Foreign currency translations	1,549
Net change in unrealized appreciation (depreciation)	15,045,459
Net realized and unrealized gain (loss)	32,417,936

Net Increase (Decrease) in Net Assets from Operations	$35,200,569

See accompanying Notes to Financial Statements.

FPA Global Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$2,782,633	$1,048,165
Total realized gain (loss) on investments and foreign currency transactions	17,372,477	1,098,452
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,045,459	19,626,899
Net increase (decrease) in net assets resulting from operations	35,200,569	21,773,516

Distributions to Shareholders:
Distributions	(3,744,578)	(1,126,149)
Total distributions to shareholders	(3,744,578)	(1,126,149)

Capital Transactions:
Net proceeds from shares sold	94,776,040	93,529,021
Cost of shares redeemed	(38,169,750)	-
Net increase (decrease) in net assets from capital transactions	56,606,290	93,529,021

Total increase (decrease) in net assets	88,062,281	114,176,388

Net Assets:
Beginning of period	153,425,491	39,249,103
End of period	$241,487,772	$153,425,491

Capital Share Transactions:
Shares sold	2,925,000	3,325,000
Shares redeemed	(1,150,000)	-
Net increase (decrease) in capital share transactions	1,775,000	3,325,000

See accompanying Notes to Financial Statements.

FPA Global Equity ETF

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30,			For the Period Ended September 30
	2025	2024	2023[1]	2022[1,2]
Net asset value, beginning of period	$30.84	$23.79	$18.59	$24.99
Income from Investment Operations:
Net investment income[3]	0.46	0.32	0.40	0.28
Net realized and unrealized gain (loss)	5.10	7.08	5.14	(6.49)
Total from investment operations	5.56	7.40	5.54	(6.21)

Less Distributions:
From net investment income	(0.45)	(0.35)	(0.34)	(0.19)
From net realized gains	(0.17)	-	-	-
Total distributions	(0.62)	(0.35)	(0.34)	(0.19)
Net asset value, end of period	$35.78	$30.84	$23.79	$18.59

Market price, end of period[4]	$35.84	$30.92	$23.77	$18.69

Market price total return[5]	18.20%	31.69%	29.82%	(24.92)%[6]

Net asset value total return[5]	18.31%	31.24%	29.02%	(24.52)%[6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$241,488	$153,425	$39,249	$18,592

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed[7]	0.86%[8]	1.03%	1.17%	2.25%[9]
After fees waived and expenses absorbed[7]	0.41%[8,10]	0.49%	0.49%	0.49%[9]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed[11]	0.99%	0.61%	1.08%	(0.15)%[9]
After fees waived and expenses absorbed[11]	1.44%	1.15%	1.76%	1.61%[9]

Portfolio turnover rate[12]	14%	38%	26%	28%[6]

[1]	Audits performed for the fiscal years indicated by the Fund's previous auditor, Deloitte & Touche LLP.
[2]	The FPA Global Equity ETF commenced operations on December 16, 2021.
[3]	Based on average shares outstanding for the period.
[4]	Market price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated.
[5]	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
[6]	Not annualized.
[7]	Does not include the expenses of the underlying investment companies in which the Fund invests.
[8]	If interest expense had been excluded, the expense ratios would have been lowered by 0.00% for the year ended September 30, 2025.
[9]	Annualized.
[10]	Effective December 1, 2024, the Adviser has voluntarily agreed to waive all of its fees, and pay all of the operating expenses until January 31, 2025. Prior to December 1, 2024, the Adviser had contractually agreed to limit the annual operating expenses to 0.49%.
[11]	The recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
[12]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2025

Note 1 – Organization

FPA Global Equity ETF (the “Fund”) is a non-diversified series of Investment Managers Series Trust III (the “Trust”), which is registered as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term growth of principal and income. First Pacific Advisers, LP (the “Adviser”) has served as the Fund’s investment Adviser since December 16, 2021.

On April 26, 2024, the Fund acquired the assets and assumed the liabilities of FPA Global Equity ETF, a series of Northern Lights Fund Trust III, (the “Predecessor Fund”) in a tax-free reorganization pursuant to the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization was approved by the Trust’s Board on October 24, 2023. The Predecessor Board approved the Plan of Reorganization on November 21, 2023. The tax-free reorganization was accomplished on April 27, 2024. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund received the same aggregate share net asset value as noted below:

Shares Issued	Net Assets
3,600,000	$101,604,203

The net unrealized appreciation of investments transferred was $10,296,832 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Adviser to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The management of the Fund’s Adviser is deemed to be the Chief Operating Decision Maker with respect to the Fund's investment decisions.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the mean between the current bid and ask price on the day of valuation. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. The Board of Trustees has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard fixed purchase transaction fee of a Creation Unit of the Fund is $400 for in-kind purchases and $100 for cash purchases, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard fixed redemption transaction fee of a Creation Unit of the Fund is $400 for in-kind redemptions and $100 for cash redemptions.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2025, and during the prior open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceed 15% of its NAV, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

(h) Exchange Traded Funds (ETFs)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of Adviser fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

Note 3 – Investment Adviser and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Adviser Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays a monthly investment Adviser fee to the Adviser at the annual rate of 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), do not exceed 0.49% of the average daily net assets. This agreement is in effect until April 28, 2026.

Effective December 1, 2024, the Adviser has voluntarily agreed to waive all of its management fee and pay all of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) from December 1, 2024, through January 31, 2025. The Adviser voluntarily waived Adviser fees totaling $210,265 and other expenses of $38,426. The Adviser will not seek recoupment of any management fee it waives or Fund expenses it pays during such period pursuant to this voluntary agreement.

For the year ended September 30, 2025, the Adviser waived Adviser fees and reimbursed expenses totaling $613,085.

The adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. In addition, the adviser may seek reimbursement from the Fund of fees waived or payments made by the adviser to the Predecessor Fund (defined below) prior to the Predecessor Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment. The potential recoverable amount is noted as “Commitments and contingencies” as reported on the Statement of Assets and Liabilities. As of September 30, 2025, the Adviser may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates as outlined below:

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

September 30, 2026	$222,147
September 30, 2027	496,118
September 30, 2028	613,085
Total	$1,331,350

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s fund accountant, transfer agent, and custodian. UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2025, are reported as fund services fees on the Statement of Operations.

Distribution Services, LLC, serves as the Fund’s distributor (the “Distributor”). Prior to December 6, 2024, UMB Distribution Services, LLC (“UMB Distribution Services”), a wholly owned subsidiary of UMBFS, served as the Fund’s distributor. The Distributor does not receive compensation from the Fund for its distribution services; The Adviser pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS, MFAC or Adviser. The Fund does not compensate trustees and officers affiliated with the Fund’s Adviser or co-administrators. For the year ended September 30, 2025, the Fund’s allocated fees incurred to Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”) are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to defer some or all of their fees. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. A Trustee’s deferred fees are deemed to be invested in designated mutual funds available under the Plan. The Fund's liability for these amounts is adjusted for market value changes in the invested fund and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2025, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At September 30, 2025, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$205,569,449

Gross unrealized appreciation	$48,240,558
Gross unrealized depreciation	(13,086,312)
Net unrealized appreciation/depreciation on investments	$35,154,246

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2025, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
$17,248,438	$(17,248,438)

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$808,043
Undistributed long-term capital gains	-
Tax distributable earnings	808,043

Accumulated capital and other losses	(82,888)

Net unrealized appreciation (depreciation) on investments	35,154,246
Net unrealized appreciation (depreciation) on mark-to-market dividends	550
Net unrealized appreciation (depreciation) on foreign currency translations	1,549
Total distributable earnings (deficit)	$35,881,500

The tax character of distributions paid during the periods ended September 30, 2025 and 2024, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$3,552,534	$1,126,149
Net long-term capital gains	192,044	-
Total distributions paid	$3,744,578	$1,126,149

As of September 30, 2025, the Fund had non-expiring capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$-	$82,888	$82,888

During the tax year ended September 30, 2025, the Fund utilized $0 of short-term and $0 of long-term non-expiring capital loss carryforwards, respectively.

Note 5 – Investment Transactions

For the year ended September 30, 2025, purchases and sales of investments, excluding in-kind transactions and short-term investments, were $64,676,859 and $26,671,369, respectively. Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended September 30, 2025 were $52,416,697, $34,448,360, and $17,220,469, respectively.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2025, in valuing the Fund’s assets carried at fair value:

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$234,565,318	$-	$-	$234,565,318
Exchange-Traded Funds*	6,158,377	-	-	6,158,377
Total Investments	$240,723,695	$-	$-	$240,723,695

*	For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 8 – Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 of the 1940 Act permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Fund.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, tariffs, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10 – New Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”),” which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by Topic 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management has evaluated the impact of applying ASU 2023-07, and the Fund has adopted the ASU during the reporting period. The adoption of the ASU does not have a material impact on the financial statements. Required disclosure is included in Note 1.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

FPA Global Equity ETF

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2025

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust III

and the Shareholders of the FPA Global Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the FPA Global Equity ETF (the “Fund”), a series of Investment Managers Series Trust III, including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended September 30, 2023 and for the period ended September 30, 2022, were audited by other auditors, whose report dated November 22, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2023.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 26, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7, as part of the financial statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2023.

(a)	(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Instruction to paragraph (a)(2). Not Applicable.

(a) (3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(a) (4) Not Applicable

(a) (5) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust III

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	12/5/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President and Principal Executive Officer

Date	12/5/2025

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer and Principal Financial Officer

Date	12/5/2025